Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001 [Member]
Tax Status [Line Items]
Tax Status
(9)	Tax Status

The Plan has adopted a non-standardized form of a pre-approved plan sponsored by Fidelity Management & Research Company. The pre-approved plan provider has received an opinion letter from the Internal Revenue Service (“IRS”), dated June 30, 2020, as to the pre-approved plan’s qualified status. An employer may rely on a favorable opinion letter issued to a pre-approved plan sponsor as evidence that the plan is qualified under Code Section 401(a) as provided in Revenue Procedure 2011-49. Although the Plan has been amended since receiving the determination letter, the Plan Sponsor and the Plan’s tax counsel believe that the Plan is designed and is currently being operated in compliance with the applicable requirements of the Code so that the Plan is qualified and the related trust is tax-exempt.

Accounting principles generally accepted in the United States of America require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. The Plan Sponsor has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.